Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2, LIMITED WAIVER, MASTER ASSIGNMENT, AND AGREEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Agreement No. 2, Limited Waiver, Master Assignment, and Agreement to Amended and Restated Credit Agreement (this “Agreement”) dated as of March 21, 2018 (the “Effective Date”), is among Jagged Peak Energy LLC, a Delaware limited liability company (the “Borrower”), Jagged Peak Energy Inc., a Delaware corporation (the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), the Lenders (as defined below), the Assignors (as defined below), and the Assignees (as defined below).
RECITALS
A.    Reference is made to that certain Amended and Restated Credit Agreement dated as of February 1, 2017 (as amended by that certain Amendment No. 1, Master Assignment and Agreement to Amended and Restated Credit Agreement dated as of October 26, 2017 (the “First Amendment”), and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”). Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
B.     Subject to the terms and conditions set forth herein, (i) the existing Lenders (each an “Existing Lender” and collectively, the “Existing Lenders”) wish to reallocate the percentage of their rights and obligations under the Credit Agreement as a Lender among themselves and such other Persons identified as a “New Lender” on the signature pages hereto (each a “New Lender” and collectively, the “New Lenders”), and (ii) the Lenders (including the New Lenders) have agreed to increase the aggregate Commitments from $1,000,000,000 to $1,500,000,000 as set forth on Schedule I hereto, subject to the established Aggregate Elected Commitments (as set forth in the Credit Agreement attached hereto as Annex A) of $540,000,000.
C.    The Guarantor has represented and warranted under Section 4.1(a) of the Credit Agreement that the Guarantor is in good standing under the laws of its jurisdiction of incorporation, and it is an Event of Default under Section 7.1(b) of the Credit Agreement if such representation and warranty is incorrect, false or otherwise misleading in any material respect at the time it was made.
D.    The Guarantor has represented and warranted under (i) Section 5 of the First Amendment and (ii) in Notices of Borrowing, Compliance Certificates and other certificates delivered in connection with the Credit Documents that the Guarantor is in good standing under the laws of its jurisdiction of incorporation, and it is an Event of Default under Section 7.1(b) of the Credit Agreement if such representation and warranty is incorrect, false or otherwise misleading in any material respect at the time it was made.
E.    Section 5.1(a) of the Credit Agreement requires each Credit Party to preserve and maintain its partnership, limited liability company or corporate existence, rights, franchises and privileges in the jurisdiction of its organization, and the failure to preserve and maintain such partnership, limited liability company or corporate existence, rights, franchises and privileges in the jurisdiction of its organization constitutes an Event of Default under Section 7.1(c) of the Credit Agreement.
F.    (i) The Guarantor may not have been in good standing under the laws of its jurisdiction of incorporation as of the Closing Date, the Effective Date (as defined in the First Amendment) and the respective dates of Notices of Borrowing, Compliance Certificates and other certificates delivered in connection with the Credit Documents; and (ii) the Guarantor failed to preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization (the events and circumstances described in recitals (C) through (F) hereof, collectively, the “Specified Defaults”).
G.    The parties hereto wish to, subject to the terms and conditions of this Agreement, (i) increase the Borrowing Base, (ii) amend the Credit Agreement as set forth in Annex A hereto and as otherwise provide herein, (iii)

waive any Event of Default that occurred as a result of the Specified Defaults under Section 7.1(b) of the Credit Agreement; and (iv) waive any Event of Default that occurred as a result of the Specified Defaults under Section 7.1(c) of the Credit Agreement.
THEREFORE, the parties hereto hereby agree as follows:
Section 1.Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
Section 2.    Limited Waiver.
(a)    Waiver of Defaults. The Guarantor hereby acknowledges the existence and continuation of the Specified Defaults. The Guarantor has requested that the Administrative Agent and the Majority Lenders waive the Specified Defaults and any breaches of representations, warranties or covenants under the Credit Documents resulting therefrom that may exist as of the Effective Date (the “Waiver”). In response to the Guarantor’s request, the Administrative Agent and the Majority Lenders hereby grant the Waiver.
(b)    Limitation of Waivers. Subject to the terms and conditions of this Agreement, the Waiver granted in Section 2(a) is hereby granted to the extent, and only to the extent, specifically stated herein and for no other purpose or period and shall not be deemed to:
(i.)    be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Credit Document or any of the documents referred to therein,
(ii.)    impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ rights at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any existing or future Default or Event of Default (other than the Specified Defaults) or any other action or inaction of the Guarantor or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Credit Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Credit Document,
(iii.)    amend or alter any provision of the Credit Agreement or the other Credit Documents, or
(iv.)    constitute any course of dealing or other basis for altering any obligation of the Guarantor or any other Credit Party, or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument.
No delay by the Administrative Agent or the Lenders in exercising any rights or remedies shall operate as a waiver of any rights or remedies the Administrative Agent or such Lender may have. The Credit Parties acknowledge that any failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party of any provisions of the Credit Agreement and each other Credit Document shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. Any future negotiations or discussions with any agent or representative of the Administrative Agent or any Lender regarding the Credit Documents shall not be binding upon the Administrative Agent and the Lenders unless and until any terms resulting from such negotiations or discussions are reduced to written agreement signed by the Administrative Agent, Credit Parties, and the requisite Lenders. Any and all rights and remedies available to the Administrative Agent and the Lenders shall be cumulative and may be exercised separately, successively or concurrently at the sole discretion of the Administrative Agent and the Lenders.

Section 3.    Master Assignment. In lieu of executing and delivering an Assignment and Assumption, each Existing Lender whose Pro Rata Share of the Commitments is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) and each Existing Lender whose Pro Rata Share of the Commitments is increasing in connection herewith (together with the New Lenders, each an “Assignee” and, collectively, the “Assignees”) hereby agree to, and Borrower hereby accepts, the following:
(a)    Assignment. For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms hereof and the Credit Agreement, as of the Effective Date (i) such Pro Rata Share in and to all of the respective Assignors’ rights and obligations in their respective capacities as Existing Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and Pro Rata Share identified in Schedule I hereto that would result in Assignors and Assignees having the respective Commitments (and applicable Pro Rata Share thereof) set forth in Schedule I attached hereto (including without limitation any letters of credit and guaranties provided in connection with the Credit Agreement), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Existing Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to, and in proportion to, the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an "Assigned Interest" and referenced on Schedule I). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty by any Assignor.
(b)    Representations and Warranties of Assignor. Each Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of the relevant Assigned Interest, (B) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (C) the financial condition of the Borrower, its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (D) the performance or observance by the Borrower, its Subsidiaries or Affiliates or any other Person of any of its obligations under any Credit Document.
(c)    Representations and Warranties of Assignee. Each Assignee (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become (or remain, as the case may be) a Lender under the Credit Agreement, (B) it meets all the requirements to be an assignee under Section 10.7 of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.7 of the Credit Agreement), (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.2 thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase such Assigned Interest, (F) it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase such Assigned Interest, and (G) if it is not incorporated under the laws of the United States of America or a state thereof, on or prior to the date hereof, it has delivered to Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any Assignor, or any other Lenders, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
(d)    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the relevant Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignors and Assignees shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
(e)    Consent; Waiver of Administrative Fees. The Administrative Agent, the Issuing Lender and the Borrower hereby consent to each Assignor’s assignment of the Assigned Interests to the respective Assignees, and waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Agreement, and agree that the terms of this Agreement shall constitute an Assignment and Assumption. The Administrative Agent hereby consents to a one-time waiver of the $3,500 administrative fees that would otherwise be payable by each Assignee pursuant to Section 10.7(b)(iv) of the Credit Agreement as a result of the assignment provided for herein.
Section 4.    Amendment to Credit Agreement.
(a)    The Credit Agreement is hereby amended to read in its entirety as set forth on Annex A attached hereto.
(b)    Exhibit M (Elected Commitment Increase Certificate) and Exhibit N (Additional Lender Certificate) hereto are hereby added as Exhibit M and Exhibit N to the Credit Agreement, and Exhibit M and Exhibit N attached hereto shall be deemed to be attached as Exhibit M and Exhibit N to the Credit Agreement.
Section 5.    Borrowing Base Increase. Subject to the terms of this Agreement, the parties hereto hereby agree that, as of the Effective Date, the Borrowing Base is hereby increased from $425,000,000 to $540,000,000, and the Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement, as amended hereby. The redetermination of the Borrowing Base pursuant to this Section 5 shall constitute the scheduled Semi-Annual Redetermination to occur on or about April 1, 2018, as set forth in Section 2.2(b)(i) of the Credit Agreement, as amended hereby. The parties hereto hereby agree that the next Scheduled Redetermination of the Borrowing Base shall be a Quarterly Redetermination to occur on or about July 1, 2018, as provided in Section 2.2(c)(iii) of the Credit Agreement.
Section 6.    Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof (after giving effect to the Waiver): (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.

Section 7.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantor, the Administrative Agent, the Issuing Lender, the Lenders (including the New Lenders), the Assignors, and the Assignees.
(b)    The Administrative Agent shall have received counterparts, as requested by the Administrative Agent of the Amendment No. 2 Fee Letter dated March 21, 2018 between Wells Fargo Bank, N.A. and the Borrower (the “Amendment No. 2 Fee Letter”).
(c)    The Administrative Agent shall have received an amended and restated Note payable to each Lender requesting an amended and restated Note in the amount of its Commitment, after giving effect to this Agreement, duly and validly executed and delivered by a duly authorized officer of the Borrower.
(d)    The Borrower shall have paid to the Administrative Agent (a) all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement and (b) all fees set forth in the Amendment No. 2 Fee Letter.
(e)    The Administrative Agent shall have received duly executed Mortgages, or supplements to existing Mortgages, in form and substance reasonably satisfactory to the Administrative Agent, encumbering not less than 90% (by PV10) of the Credit Parties’ Proven Reserves and 90% (by PV10) of the Credit Parties’ PDP Reserves, in each case, as described in the most recently delivered Engineering Report.
(f)    The Administrative Agent shall have received satisfactory title information and be satisfied in its sole discretion with the title to the Oil and Gas Properties included in the Borrowing Base, and that such Oil and Gas Properties constitute (i) not less than 80% (by PV10) of the Credit Parties’ Proven Reserves evaluated in the most recently delivered Engineering Report and (ii) that the Credit Parties have good and marketable title to their Oil and Gas Properties, subject to no other Liens (other than Permitted Liens).
(g)    The Administrative Agent shall have received the following, duly executed by all the parties thereto, as applicable, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders:
(i.)    certificates of insurance naming the Administrative Agent as loss payee with respect to property insurance, or additional insured with respect to liability insurance for the insurance required to be carried pursuant to Section 5.3 of the Credit Agreement;
(ii.)    a certificate from a Responsible Officer of the Borrower and the Parent dated as of the Effective Date stating that as of such date (A) all representations and warranties of any Credit Party set forth in this Agreement and in each of the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties contained in Section 4.20 of the Credit Agreement and any representations and warranties that already are qualified or modified by materiality in the text thereof) on such date, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties contained in Section 4.20 of the Credit Agreement and any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date, (B) no Default has occurred and is continuing and (C) the secretary’s certificate delivered in connection with the Credit Agreement remains, with respect to the Borrower and the Guarantor, true and correct in all material respects;
(iii.)    certificates of good standing for each Credit Party in each state in which each such Person is organized or qualified to do business, which certificate shall be (A) dated a date not earlier than 10 days prior to the Effective Date or (B) otherwise effective on the Effective Date;

(iv.)    a legal opinion of Vinson & Elkins, L.L.P. as outside counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent; and
(v.)    appropriate UCC-3 financing statements, if any, necessary or desirable for filing with the appropriate authorities and any other documents, agreements, or instruments necessary to create, perfect or maintain an Acceptable Security Interest in the Collateral described in the Security Agreement;
(h)    The Credit Parties shall have received any consents, licenses and approvals required in accordance with applicable law, or in accordance with any document, agreement, instrument or arrangement to which such Credit Party is a party, in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Credit Documents.
(i)    No action, suit, investigation or other proceeding (including without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with this Agreement, any other credit agreement, or any transaction contemplated hereby or thereby or (ii) which could reasonably be expected to result in a Material Adverse Change.
(j)    The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.
Section 8.    Acknowledgments and Agreements.
(a)    Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended herby, and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 9.    Reaffirmation of the Guaranty. The Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by the Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.
Section 10.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.
Section 11.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 12.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 13.    Severability. In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.
Section 14.    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 15.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED to be effective as of the date first above written.

BORROWER:

JAGGED PEAK ENERGY LLC

By:	/s/ CHRISTOPHER HUMBER
Name:	Christopher Humber
Title:	Executive Vice President, General Counsel and Secretary

GUARANTOR:

JAGGED PEAK ENERGY INC.

By:	/s/ CHRISTOPHER HUMBER
Name:	Christopher Humber
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Amendment No. 2

ADMINSTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, an Existing Lender and an Assignor

By:	/s/ SUZANNE RIDENHOUR
Name:	Suzanne Ridenhour
Title:	Director

Signature Page to Amendment No. 2

LENDERS:

FIFTH THIRD BANK, as an Existing Lender and an Assignor

By:	/s/ JONATHAN H. LEE
Name:	Jonathan H. Lee
Title:	Director

Signature Page to Amendment No. 2

ABN AMRO CAPTIAL USA LLC, as an Existing Lender and an Assignor

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ MICHAELA BRAUN
Name:	Michaela Braun
Title:	Director

Signature Page to Amendment No. 2

KEYBANK NATIONAL ASSOCIATION, as an Existing Lender and an Assignor

By:	/s/ DAVID M. BORNSTEIN
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page to Amendment No. 2

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as an Existing Lender and an Assignor

By:	/s/ JOHN LANE
Name:	John Lane
Title:	Executive Vice President

Signature Page to Amendment No. 2

CITIBANK, N.A., as an Existing Lender and an Assignor

By:	/s/ PHIL BALLARD
Name:	Phil Ballard
Title:	Vice President

Signature Page to Amendment No. 2

JPMORGAN CHASE BANK, N.A., as an Existing Lender and an Assignor

By:	/s/ DAVID MORRIS
Name:	David Morris
Title:	Authorized Officer

Signature Page to Amendment No. 2

GOLDMAN SACHS BANK USA, as an Existing Lender and an Assignor

By:	/s/ JOSH ROSENTHAL
Name:	Josh Rosenthal
Title:	Authorized Signatory

Signature Page to Amendment No. 2

UBS AG, STAMFORD BRANCH, as an Existing Lender and an Assignor

By:	/s/ HOUSSEM DALY
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ DARLENE ARIAS
Name:	Darlene Arias
Title:	Director

Signature Page to Amendment No. 2

BMO HARRIS BANK N.A., as a New Lender and an Assignee

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Managing Director

Signature Page to Amendment No. 2

ROYAL BANK OF CANADA, as a New Lender and an Assignee

By:	/s/ KRISTAN SPIVEY
Name:	Kristen Spivey
Title:	Authorized Signatory

Signature Page to Amendment No. 2

COMERICA BANK, as a New Lender and an Assignee

By:	/s/ V. MARK FUQUA
Name:	V. Mark Fuqua
Title:	Executive Vice President

Signature Page to Amendment No. 2

DEUTSCHE BANK AG NEW YORK BRANCH, as a New Lender and an Assignee

By:	/s/ ALICIA SCHUG
Name:	Alicia Schug
Title:	Vice President

By:	/s/ MARIA GUINCHARD
Name:	Maria Guinchard
Title:	Vice President

Signature Page to Amendment No. 2

U.S. BANK NATIONAL ASSOCIATION, as a New Lender and an Assignee

By:	/s/ JOHN C. LOZANO
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Amendment No. 2

BOKF, NA, as a New Lender and as an Assignee

By:	/s/ BEN W. SUH
Name:	Ben W. Suh
Title:	Senior Vice President

Signature Page to Amendment No. 2

ANNEX A
[SEE ATTACHED]

Annex A

EXHIBIT M
[SEE ATTACHED]

Exhibit M

EXHIBIT N
[SEE ATTACHED]

Exhibit N